UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): August 17, 2017

America's Car-Mart Inc.
(Exact Name of Registrant as Specified in Charter)

Texas	0-14939	63-0851141
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

802 SE Plaza Avenue, Suite 200, Bentonville, Arkansas 72712
(Address of Principal Executive Offices) (Zip Code)

(479) 464-9944
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 2.02. Results of Operations and Financial Condition.

On August 17, 2017, America’s Car-Mart, Inc. issued a press release announcing its operating results for the first fiscal quarter of the fiscal year ending April 30, 2018. The press release contains certain financial, operating and other information for the period ended July 31, 2017. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

In accordance with General Instruction B.2., the information contained in Items 2.02 and 9.01 of this Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1934, as amended. America’s Car-Mart, Inc. undertakes no obligation to update or revise this information.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 17, 2017, America’s Car-Mart, Inc. announced that William H. “Hank” Henderson will be retiring from his position of Chief Executive Officer (“CEO”) of the Company effective December 31, 2017.  Mr. Henderson will remain with the Company as an advisor to Senior Management and on the Company’s Board of Directors.

In connection with Mr. Henderson’s retirement as CEO, the Board of Directors has selected Jeffrey A. Williams to assume the role of CEO of the Company effective January 1, 2018.  Mr. Williams, age 54, has served as President of the Company since March 2016, as Chief Financial Officer, Vice President Finance, and Secretary of the Company since October 2005, and as a director since August 2011.  Mr. Williams is a Certified Public Accountant and prior to joining the Company, his experience included approximately seven years in public accounting with Arthur Andersen & Co. and Coopers and Lybrand LLC in Tulsa, Oklahoma and Dallas, Texas. His experience also includes approximately five years as Chief Financial Officer and Vice President of Operations of Wynco, LLC, a nationwide distributor of animal health products.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit 99.1	Press release announcing operating results for the first fiscal quarter ended July 31, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

America's Car-Mart Inc.

Date: August 18, 2017	By:	/s/ Jeffrey A. Williams
Jeffrey A. Williams
President, Chief Financial Officer and Secretary (Principal Financial Officer)

Exhibit Index

Exhibit 99.1	Press release announcing operating results for the first fiscal quarter ended July 31, 2017.